Intangible and other assets (Tables)	12 Months Ended
Dec. 31, 2015
Intangible and other assets
Schedule of Intangible and other assets by major class
In millions	December 31,	2015	2014
Deferred and long-term receivables		$144	$141
Intangible assets		71	62
Investments (1)		69	58
Other (2)		36	37
Total intangible and other assets		$320	$298

(1)	As at December 31, 2015, the Company had $56 million ($47 million as at December 31, 2014) of investments accounted for under the equity method and $13 million ($11 million as at December 31, 2014) of investments accounted for under the cost method. See Note 17 - Financial instruments, for the fair value of Investments.
(2)	As a result of the retrospective adoption of a new accounting standard in the fourth quarter of 2015, debt issuance costs have been reclassified from assets to Long-term debt. See Note 2 - Recent accounting pronouncements for additional information.